SUMMARY PROSPECTUS

Lord Abbett Calibrated Mid Cap Value Fund

DECEMBER 15, 2011

CLASS/TICKER
CLASS A	LVMAX	CLASS F	LVMFX	CLASS R2	LVMQX
CLASS C	LVMCX	CLASS I	LVMIX	CLASS R3	LVMRX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option 2) or by sending and email request to literature@lordabbett.com. The current prospectus and statement of additional information dated December 15, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 30 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	R2	R3

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	0.60%	0.50%

Other Expenses(3)	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%

Total Annual Fund Operating Expenses(3)	1.27%	2.02%	1.12%	1.02%	1.62%	1.52%

Management Fee Waiver and/or Expense Reimbursement(4)	(0.42)%	(0.42)%	(0.42)%	(0.42)%	(0.42)%	(0.42)%

Total Annual Fund Operating Expenses After Management Fee Waiver and/or Expense Reimbursement	0.85%	1.60%	0.70%	0.60%	1.20%	1.10%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	Based on estimated amounts for the current fiscal year.
(4)

For the period December 15, 2011 through November 30, 2013, Lord, Abbett & Co. LLC has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 0.60%. This agreement may be terminated only upon the approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense limitation agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – CALIBRATED MID CAP VALUE FUND

Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$657	$876	$657	$876

Class C Shares	$263	$552	$163	$552

Class F Shares	$72	$272	$72	$272

Class I Shares	$61	$241	$61	$241

Class R2 Shares	$122	$428	$122	$428

Class R3 Shares	$112	$397	$112	$397

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests principally in mid-sized companies that the Fund’s portfolio management team believes are undervalued. The Fund’s portfolio management team uses fundamental research and quantitative analysis to select the Fund’s investments, while seeking to maintain an investment portfolio with overall industry and sector weightings generally similar to those of the Russell Midcap® Value Index. The Fund may invest in U.S. and foreign (including emerging market) companies, which may be traded on U.S. or non-U.S. securities exchanges. Under normal market conditions, the Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities, including common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. The Fund normally invests at least 80% of its net assets in equity securities of mid-sized companies.

•

Value companies that the Fund’s portfolio management team believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

SUMMARY – CALIBRATED MID CAP VALUE FUND

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund invests principally in stocks and other securities described above, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•	New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy.

•

Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market.

•

Mid-Sized Company Risk: The Fund invests primarily in equity securities of mid-sized companies, which typically involve greater investment risks than larger companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized company securities tend to be more sensitive to changing economic conditions and tend to be more volatile than equity securities of larger companies.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

SUMMARY – CALIBRATED MID CAP VALUE FUND

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not commenced investment operations as of the date of this prospectus. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. After the Fund begins investment operations, updated performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

Walter H. Prahl, Partner and Director	2011

Frederick J. Ruvkun, Partner and Director	2011

SUMMARY – CALIBRATED MID CAP VALUE FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares the minimum investment shown below applies to certain types of institutional investors. See “Choosing A Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, and R3	I

General	$1,000/No minimum	No minimum	$1 million minimum

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A

SIMPLE IRAs	No minimum	N/A	N/A

Invest-A-Matic	$250/$50	N/A	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an Individual Retirement Account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – CALIBRATED MID CAP VALUE FUND

Investment Company Act File Number: 811-10371

CMCV-7SUM (12/11)